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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-32072, 333-45276, 333-45284, 333-70203 and
333-73053) of King Pharmaceuticals, Inc. of our reports dated February 16, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.



PricewaterhouseCoopers LLP
Atlanta, Georgia

March 30, 2001